Company financial information (Parent Corporation)	12 Months Ended
Dec. 31, 2023
Condensed Financial Information Disclosure [Abstract]
Company financial information (Parent Corporation)	Company financial information (Parent Corporation)
In connection with our single point of entry resolution strategy, we have established an intermediate holding company (“IHC”) to facilitate the provision of capital and liquidity resources to certain key subsidiaries in the event of material financial distress or failure. In 2017, we entered into a binding support agreement with those key subsidiaries and other related entities that requires the IHC to provide that support. The support agreement requires the Parent to transfer cash and other liquid financial assets to the IHC on an ongoing basis, subject to certain amounts retained by the Parent to meet its near-term cash needs. The Parent’s and the IHC’s obligations under the support agreement are secured. The IHC has provided unsecured subordinated funding notes to the Parent as well as a committed line of credit that allows the Parent to draw funds necessary to service near-term obligations. As a result, during business-as-usual circumstances, the Parent is expected to continue to have access to the funds necessary to pay dividends, repurchase common stock, service its debt and satisfy its other obligations. If our projected financial resources deteriorate so severely that resolution of the Parent becomes imminent, the committed line of credit the IHC provided to the Parent will automatically terminate, with all amounts outstanding becoming due and payable, and the support agreement will require the Parent to transfer most of its remaining assets (other than stock in subsidiaries and a cash reserve to fund bankruptcy expenses) to the IHC. As a result, during a period of severe financial stress, the Parent could become unable to meet its debt and payment obligations (including with respect to its securities), causing the Parent to seek protection under bankruptcy laws earlier than it otherwise would have.

Our bank subsidiaries are subject to dividend limitations under the federal and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements and buffers imposed on banks. As of Dec. 31, 2023, our bank subsidiaries exceeded these requirements.

Subsequent to Dec. 31, 2023, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $1.7 billion, without the need for a regulatory waiver. In addition, at Dec. 31, 2023, non-bank subsidiaries of the Parent had liquid assets of approximately $3.2 billion.

The bank subsidiaries declared dividends of $3.5 billion in 2023, $1.0 billion in 2022 and $2.5 billion in 2021. The Federal Reserve and the Office of the Comptroller of the Currency have issued additional guidelines that require BHCs and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by BHCs provides that, as a matter of prudent banking, a BHC should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice.

In January 2023, we announced a share repurchase program approved by our Board of Directors providing for the repurchase of up to $5.0 billion of common shares beginning Jan. 1, 2023. This new share repurchase plan replaced all previously authorized share repurchase plans.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to the Parent and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications.
However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2023	2022	2021
Dividends from bank subsidiaries	$3,472	$1,006	$2,490
Dividends from nonbank subsidiaries	1,070	880	1,106
Interest revenue from bank subsidiaries	71	25	—
Interest revenue from nonbank subsidiaries	64	37	30
(Loss) on securities held for sale	(1)	—	—
Other revenue	83	57	56
Total revenue	4,759	2,005	3,682
Interest expense (including $23, $10 and $6, to subsidiaries, respectively)	1,716	853	339
Other expense	291	433	153
Total expense	2,007	1,286	492
Income before income taxes and equity in undistributed net income of subsidiaries	2,752	719	3,190
(Benefit) for income taxes	(258)	(190)	(92)
Equity in undistributed net income:
Bank subsidiaries	(313)	1,696	282
Nonbank subsidiaries	589	(32)	195
Net income	3,286	2,573	3,759
Preferred stock dividends and redemption charge	(235)	(211)	(207)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$3,051	$2,362	$3,552
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2023	2022
Assets:
Cash and due from banks	$229	$376
Securities	—	1
Investment in and advances to subsidiaries and associated companies:
Banks	34,184	33,795
Other	38,838	38,119
Subtotal	73,022	71,914
Corporate-owned life insurance	796	793
Other assets	363	610
Total assets	$74,410	$73,694
Liabilities:
Deferred compensation	$367	$372
Affiliate borrowings	1,294	914
Other liabilities	1,889	1,995
Long-term debt	29,986	29,679
Total liabilities	33,536	32,960
Shareholders’ equity	40,874	40,734
Total liabilities and shareholders’ equity	$74,410	$73,694
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2023	2022	2021
Operating activities:
Net income	$3,286	$2,573	$3,759
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Equity in undistributed net (income) of subsidiaries	(276)	(1,664)	(477)
Change in accrued interest receivable	24	(8)	75
Change in accrued interest payable	24	78	(15)
Change in taxes payable (a)	395	(3)	(142)
Other, net	86	221	(260)
Net cash provided by operating activities	3,539	1,197	2,940
Investing activities:
Acquisitions of, investments in, and advances to subsidiaries (b)	592	(1,962)	870
Net cash provided by (used for) investing activities	592	(1,962)	870
Financing activities:
Proceeds from issuance of long-term debt	5,988	9,179	5,186
Repayments of long-term debt	(6,055)	(4,000)	(4,250)
Change in advances from subsidiaries	364	(2,917)	820
Issuance of common stock	16	23	63
Issuance of preferred stock	—	—	1,287
Treasury stock acquired	(2,604)	(124)	(4,567)
Redemption of preferred stock	(500)	—	(1,000)
Cash dividends paid	(1,487)	(1,376)	(1,323)
Net cash (used for) provided by financing activities	(4,278)	785	(3,784)
Change in cash and due from banks	(147)	20	26
Cash and due from banks at beginning of year	376	356	330
Cash and due from banks at end of year	$229	$376	$356
Supplemental disclosures
Interest paid	$1,693	$774	$354
Income taxes refunded	2	—	1
(a)    Includes payments received from subsidiaries for taxes of $986 million in 2023, $70 million in 2022 and $21 million in 2021.
(b)    Includes $1,963 million of cash outflows, net of $2,555 million of cash inflows in 2023, $2,778 million of cash outflows, net of $816 million of cash inflows in 2022 and $10 million of cash outflows, net of $880 million of cash inflows in 2021.